Exhibit 99.1

Financial Supplement
2007, 2008, 2009, 2010 (Quarter and Year to Date)
and 2011 (Q1-Q3 Quarter and Year to Date)
Adjusted Financial Results

Adjustments for Discontinued Operations

February 14, 2012

Barnes Group Inc.
Financial Supplement
2007, 2008, 2009, 2010 (Quarter and Year to Date) and 2011 Q1-Q3 (Quarter and Year to Date) Adjusted Financial Results

During the fourth quarter of 2011, the Company completed the sale of its Barnes Distribution Europe businesses (the "BDE" business). The BDE business was comprised of the Company's European KENT, Toolcom and BD France businesses that were reported within the Company's Logistics and Manufacturing Services segment. The results of these operations will be segregated and presented as discontinued operations in the consolidated financial statements on a retrospective basis beginning in the fourth quarter of 2011.

The attached schedules detail the adjustments of the 2007, 2008 and 2009 results on a full year basis as well as the 2010 results on a quarterly and full year basis and the 2011 Q1, Q2 and Q3 results on a quarterly and year to date basis.

This document is supplemental to the Company’s prior earnings releases and should be read in conjunction with them and in conjunction with the Company’s 2007, 2008, 2009 and 2010 Forms 10-K and the 2010 and 2011 Forms 10-Q filed with the Securities and Exchange Commission.

Barnes Group Inc. Adjusted Financials for BDE Sale
Dollars in thousands, except per share data
Unaudited
	2007			2008			2009
Income Statement	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)
Revenues
Precision Components	$728,450	—	$728,450	$682,991	—	$682,991	$501,467	—	$501,467
Logistics & Manufacturing Services	703,033	(125,799)	577,234	691,769	(129,895)	561,874	539,139	(110,806)	428,333
Intersegment Sales	(13,332)	—	(13,332)	(12,669)	—	(12,669)	(6,447)	—	(6,447)
Total Revenues	1,418,151	(125,799)	1,292,352	1,362,091	(129,895)	1,232,196	1,034,159	(110,806)	923,353
Operating Profit
Precision Components	84,944	(1,976)	82,968	68,456	(1,256)	67,200	16,563	(1,811)	14,752
Logistics & Manufacturing Services	70,457	1,856	72,313	79,137	7,005	86,142	43,952	4,771	48,723
Total Operating Profit	155,401	(120)	155,281	147,593	5,749	153,342	60,515	2,960	63,475
Interest Expense	31,159	(248)	30,911	26,606	(246)	26,360	22,596	(128)	22,468
Other Expense (Income), Net	279	70	349	1,980	375	2,355	(2,027)	74	(1,953)
Income from Cont. Ops. Before Income Taxes	123,963	58	124,021	119,007	5,620	124,627	39,946	3,014	42,960

Income Taxes	24,046	56	24,102	26,326	(1,435)	24,891	945	(815)	130
Income from Continuing Operations	99,917	2	99,919	92,681	7,055	99,736	39,001	3,829	42,830

Discontinued Operations (Net of Tax)	(2,305)	(2)	(2,307)	(10,103)	(7,055)	(17,158)	—	(3,829)	(3,829)
Net Income	$97,612	—	$97,612	$82,578	—	$82,578	$39,001	—	$39,001
Per Share Amounts - Diluted:
Income from Cont. Ops.	$1.74	—	$1.74	$1.66	0.13	$1.79	$0.72	0.07	$0.79
Discontinued Operations	(0.04)	—	(0.04)	(0.18)	(0.13)	(0.31)	—	(0.07)	(0.07)
Net Income	$1.70	—	$1.70	$1.48	—	$1.48	$0.72	—	$0.72

Weighted Average Shares Outstanding:
Diluted	57,525,832			55,812,666			54,206,426
Notes:
(1)
Adjusted financial information presents previously reported financial information adjusted on a retrospective basis to reflect the BDE discontinued operations. Segment results have been adjusted for the impact of the discontinued operations including a reallocation of corporate overhead expenses.

Barnes Group Inc. Adjusted Financials for BDE Sale
Dollars in thousands, except per share data
Unaudited
	Q1 2010			Q2 2010			Q3 2010			Q4 2010			Q4 2010 - YTD
Income Statement	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)
Revenues
Precision Components	$145,781	—	$145,781	$146,604	—	$146,604	$154,012	—	$154,012	$149,514	—	$149,514	$595,911	—	$595,911
Logistics & Manufacturing Services	135,282	(28,095)	107,187	138,460	(26,080)	112,380	138,937	(25,308)	113,629	135,844	(25,099)	110,745	548,523	(104,582)	443,941
Intersegment Sales	(2,926)	—	(2,926)	(3,172)	—	(3,172)	(3,048)	—	(3,048)	(2,089)	—	(2,089)	(11,235)	—	(11,235)
Total Revenues	278,137	(28,095)	250,042	281,892	(26,080)	255,812	289,901	(25,308)	264,593	283,269	(25,099)	258,170	1,133,199	(104,582)	1,028,617
Operating Profit
Precision Components	11,343	(681)	10,662	13,509	(495)	13,014	14,034	(757)	13,277	10,727	(422)	10,305	49,613	(2,355)	47,258
Logistics & Manufacturing Services	8,324	8	8,332	10,173	(485)	9,688	10,799	781	11,580	7,621	1,919	9,540	36,917	2,223	39,140
Total Operating Profit	19,667	(673)	18,994	23,682	(980)	22,702	24,833	24	24,857	18,348	1,497	19,845	86,530	(132)	86,398
Interest Expense	5,118	(6)	5,112	4,978	(13)	4,965	5,177	(3)	5,174	4,740	(8)	4,732	20,014	(30)	19,984
Other Expense (Income), Net	324	(18)	306	1,065	(57)	1,008	773	62	835	319	141	460	2,480	129	2,609
Income from Cont. Ops. Before Income Taxes	14,225	(649)	13,576	17,639	(910)	16,729	18,883	(35)	18,848	13,289	1,364	14,653	64,036	(231)	63,805

Income Taxes	2,396	(272)	2,124	2,815	(744)	2,071	3,779	3	3,782	1,767	83	1,850	10,758	(931)	9,827
Income from Continuing Operations	11,829	(377)	11,452	14,824	(166)	14,658	15,104	(38)	15,066	11,522	1,281	12,803	53,278	700	53,978

Discontinued Operations (Net of Tax)	—	377	377	—	166	166	—	38	38	—	(1,281)	(1,281)	—	(700)	(700)
Net Income	$11,829	—	$11,829	$14,824	—	$14,824	$15,104	—	$15,104	$11,522	—	$11,522	$53,278	—	$53,278
Per Share Amounts - Diluted:
Income from Cont. Ops.	$0.21	(0.01)	$0.20	$0.26	—	$0.26	$0.27	—	$0.27	$0.21	0.02	$0.23	$0.95	0.01	$0.96
Discontinued Operations	—	0.01	0.01	—	—	—	—	—	—	—	(0.02)	(0.02)	—	(0.01)	(0.01)
Net Income	$0.21	—	$0.21	$0.26	—	$0.26	$0.27	—	$0.27	$0.21	—	$0.21	$0.95	—	$0.95

Weighted Average Shares Outstanding:
Diluted	55,965,287			56,339,770			55,839,970			55,561,753			55,925,187
Notes:
(1)
Adjusted financial information presents previously reported financial information adjusted on a retrospective basis to reflect the BDE discontinued operations. Segment results have been adjusted for the impact of the discontinued operations including a reallocation of corporate overhead expenses.

Barnes Group Inc. Adjusted Financials for BDE Sale
Dollars in thousands, except per share data
Unaudited
	Q1 2011			Q2 2011			Q3 2011			Q3 2011 - YTD
Income Statement	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)	As Reported	Adjs.	As Adjusted (1)
Revenues
Precision Components	$171,573	—	$171,573	$175,804	—	$175,804	$176,598	—	$176,598	$523,974	—	$523,974
Logistics & Manufacturing Services	150,019	(29,164)	120,855	155,291	(26,080)	125,178	151,600	(26,751)	124,849	456,910	(86,029)	370,881
Intersegment Sales	(2,838)	—	(2,838)	(3,145)	—	(3,145)	(2,804)	—	(2,804)	(8,786)	—	(8,786)
Total Revenues	318,754	(29,164)	289,590	327,950	(26,080)	297,837	325,394	(26,751)	298,643	972,098	(86,029)	886,069
Operating Profit
Precision Components	16,439	(323)	16,116	16,729	(292)	16,437	16,910	153	17,063	50,078	(462)	49,616
Logistics & Manufacturing Services	13,010	1,591	14,601	16,793	544	17,337	16,034	1,091	17,125	45,837	3,225	49,062
Total Operating Profit	29,449	1,268	30,717	33,522	252	33,774	32,944	1,244	34,188	95,915	2,763	98,678
Interest Expense	3,668	(13)	3,655	2,364	(14)	2,350	1,917	(15)	1,902	7,950	(44)	7,906
Other Expense (Income), Net	505	(97)	408	298	23	321	(425)	(76)	(501)	378	(150)	228
Income from Cont. Ops. Before Income Taxes	25,276	1,378	26,654	30,860	243	31,103	31,452	1,335	32,787	87,587	2,957	90,544

Income Taxes	6,204	253	6,457	8,528	(151)	8,377	8,207	(311)	7,896	22,938	(208)	22,730
Income from Continuing Operations	19,072	1,125	20,197	22,332	394	22,726	23,245	1,646	24,891	64,649	3,165	67,814

Discontinued Operations (Net of Tax)	—	(1,125)	(1,125)	—	(394)	(394)	—	(1,646)	(1,646)	—	(3,165)	(3,165)
Net Income	$19,072	—	$19,072	$22,332	—	$22,332	$23,245	—	$23,245	$64,649	—	$64,649
Per Share Amounts - Diluted:
Income from Cont. Ops.	$0.34	0.02	$0.36	$0.40	0.01	$0.41	$0.41	0.03	$0.44	$1.15	0.06	$1.21
Discontinued Operations	—	(0.02)	(0.02)	—	(0.01)	(0.01)	—	(0.03)	(0.03)	—	(0.06)	(0.06)
Net Income	$0.34	—	$0.34	$0.40	—	$0.40	$0.41	—	$0.41	$1.15	—	$1.15

Weighted Average Shares Outstanding:
Diluted	55,603,892			56,288,447			56,380,585			56,095,069
Notes:
(1)
Adjusted financial information presents previously reported financial information adjusted on a retrospective basis to reflect the BDE discontinued operations. Segment results have been adjusted for the impact of the discontinued operations including a reallocation of corporate overhead expenses.